                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                February 28, 2002


                       Cabot Microelectronics Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                      000-30205                    36-4324765
--------------------------------     ----------------------          -----------------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification)
         incorporation)

                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On February 28, 2002, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Announces Patent Litigation Settlement," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  99.1 Text of press release, dated February 28, 2002, entitled "Cabot Microelectronics Announces Patent Litigation Settlement."




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CABOT MICROELECTRONICS CORPORATION


Date: March 1, 2002                 By: /s/ MARTIN M. ELLEN
                                        -------------------
                                        Martin M. Ellen
                                        Vice President, Chief Financial Officer
                                        [Principal Financial Officer]







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                                INDEX TO EXHIBITS

Exhibit
Number              Title



99.1 Text of press release, dated February 28, 2002, entitled "Cabot Microelectronics Announces Patent Litigation Settlement."


















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